UNITED STATES BANKRUPTCY COURT				Exhibit 99.1
NORTHERN DISTRICT OF GEORGIA
NEWNAN DIVISION

	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE	W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR’S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

2/28/2010 to 3/31/2010

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the
United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor’s Address		Attorney’s Address
and Phone Number		and Phone Number

P.O. Box 17296		191 Peachtree St.
Stamford, Ct 06907		Atlanta, GA 30303
Tel: (203) 329-8412		Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from February 28, 2010 to March 31, 2010

Opening Cash Balance -2/28/09	$ 550

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other
Total Inflows
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy	1	1
Consulting Fees	20	20
Lockbox Fees	2	2
Supplies & Misc	1	1
Rent	1	1
Insurance
Utilities (Heat, Hydro, Phone, etc.)	2	2
Payroll (inlcuding tax payments & fees)	11	11
T&E Reimbursements
State Tax Payments
Distribution to Equity
Total Outflows	37	37

Net Cash Flows	(37)

Closing Cash Balance	$ 513

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from February 28, 2010 to March 31, 2010
Amounts in $000’s

Accounts Receivable at Petition Date:	$75,200

Beginning of Month Balance* - Gross	$13,476	(per 2/28/10 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$13,476	(per 3/31/10 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$-

Note:	The accounts receivable aging below relates only to deliveries to
	customers subsequent to the June 11, 2002 petition date.

	AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total

	$ -	$ -	$ 111	$ 111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from February 28, 2010 to March 31, 2010
Amounts in $000’s

See attached System Generated A/P reports as of 2/28/2010 (Attachments 2A and 2B).

Beginning of Period Balance	$56	(per 2/28/10 G/L)
PLUS: New Indebtedness Incurred	25
LESS: Amounts Paid on A/P	(25)

End of Month Balance	$56	(per 3/31/10 G/L)

Exhibit 2A

The New Power Company
Vendor Balance Detail
As of March 31, 2010

	Type	Date	Num	Amount	Balance
Arkadin, Inc.					0.00
	Bill	03/25/2010		89.07	89.07
	Bill Pmt -Check	03/25/2010	201299	-89.07	0.00
Total Arkadin, Inc.				0.00	0.00
AT&T					0.00
	Bill	03/25/2010		158.79	158.79
	Bill	03/25/2010		21.36	180.15
	Bill Pmt -Check	03/25/2010	201306	-180.15	0.00
Total AT&T				0.00	0.00
epiq Systems					0.00
	Bill	03/25/2010	771.62	771.62	771.62
	Bill Pmt -Check	03/25/2010	201305	-771.62	0.00
Total epiq Systems				0.00	0.00
Iron Mountain Off-Site Data Protection					0.00
	Bill	03/25/2010		588.81	588.81
	Bill Pmt -Check	03/25/2010	201304	-588.81	0.00
Total Iron Mountain Off-Site Data Protection				0.00	0.00
JPMorgan Chase					0.00
	Bill	03/25/2010		1,630.00	1,630.00
	Bill Pmt -Check	03/25/2010	201303	-1,630.00	0.00
Total JPMorgan Chase				0.00	0.00
Kaster Moving Co. Inc.					0.00
	Bill	03/25/2010		165.00	165.00
	Bill Pmt -Check	03/25/2010	201302	-165.00	0.00
Total Kaster Moving Co. Inc.				0.00	0.00
Mr. Gene Shanks					0.00
	Bill	03/25/2010	Final Board Payment	10,000.00	10,000.00
	Bill Pmt -Check	03/25/2010	201301	-10,000.00	0.00
Total Mr. Gene Shanks				0.00	0.00
Mr. Richard Weill					0.00
	Bill	03/25/2010	Final Board Payment	10,000.00	10,000.00
	Bill Pmt -Check	03/25/2010	201307	-10,000.00	0.00
Total Mr. Richard Weill				0.00	0.00
Ms. Patricia Foster					0.00
	Bill	03/04/2010	Tech Update,Office	1,037.00	1,037.00
	Bill Pmt -Check	03/04/2010	201297	-1,037.00	0.00
	Bill	03/25/2010	Communic.Internet	950.00	950.00
	Bill Pmt -Check	03/25/2010	201300	-950.00	0.00
Total Ms. Patricia Foster				0.00	0.00
TOTAL				0.00	0.00

Exhibit 2B

The New Power Company
Unpaid Vendor Balances
March 31, 2010

Balance

Franchise Tax Liability	55,465.82
Payroll Tax Liablility	4,770.09
60,235.91

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from February 28, 2010 to March 31, 2010
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$ 15,587

Inventory at Beginning of Period	$ -	(per 2/28/10 G/L)
PLUS: Inventrory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$ -	(per 3/31/10 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$ -
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$ -

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2010-3/31/2010

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$ 9,119.74
Total Deposits	$ 100,000.00 Transfer from Money Market
Total Payments	$ 13,251.75 Includes transfer to Manual Checking of
Closing Balance	$ 95,867.99

Electronic Payments issued this Period
Last Payment issued this Period
Total # of payments this Period		0

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2010-3/31/2010

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$ 543,576.04
Total Deposits	$ 23.24	Interest Income
Total Payments	$ 103,499.08	Payroll Taxes and $100k transfer to Concentration account
Closing Balance	$ 440,100.20
Service Charges	$ -

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2010-3/31/2010

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$ 0.00
Total Deposits	$ 13,252.91	Transfer from Concentration
Total Payments	$ (13,252.91)
Closing Balance	$ 0.00
Service Charges	N/A

First Check issued this Period		201297
Last Check issued this Period		201307
Voided Checks		0
Total # of checks issued this Period		11

Exhibit 5

The New Power Company
Check Detail
March 2-31, 2010

Num	Date	Name	Paid Amount

Dir Deposit	03/15/2010	M. Patricia Foster	3,605.88	payroll
Dir Deposit	03/31/2010	M. Patricia Foster	3,605.87	payroll
201297	03/04/2010	Ms. Patricia Foster	1,037.00	office
201298	03/11/2010	CT Commissioner of Revenue Services	504.16	payroll
wire	03/11/2010	United States Treasury	3,499.76	payroll
201299	03/25/2010	Arkadin, Inc.	89.07	comm
201300	03/25/2010	Ms. Patricia Foster	950.00	comm
201301	03/25/2010	Mr. Gene Shanks	10,000.00	prof
201302	03/25/2010	Kaster Moving Co. Inc.	165.00	rent
201303	03/25/2010	JPMorgan Chase	1,630.00	bank fees
201304	03/25/2010	Iron Mountain Off-Site Data Protection	588.81	rent
201305	03/25/2010	epiq Systems	771.62	prof
201306	03/25/2010	AT&T	180.15	comm
201307	03/25/2010	Mr. Richard Weill	10,000.00	prof

Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from February 28, 2010 to March 31, 2010
Amounts in $000's

Taxes Paid During the Month

Employment Taxes	3.5
Connecticut State Tax	0.5

Taxes Owed and Due

Payroll Tax Liability	4.7

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from February 28, 2010 to March 31, 2010
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment. *

* Omitted

Attachment 7B
(Supplemental)

Payments made to insiders 3/01/10-3/31/2010

Payments are in gross amts

	Title	Amount	Date	Type

M. Patricia Foster	President & CEO	$ 5,208.33	3/15/2010	Salary for pay period 3/01 - 3/15
		$ 5,208.33	3/31/2010	Salary for pay period 3/16 - 3/31

Eugene Shanks	Board of Directors	$ 10,000.00	3/25/2010	3/25/2010 Final Board Payment

Richard Weill	Board of Directors	$ 10,000.00	3/25/2010	3/25/2010 Final Board Payment
$ 30,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from February 28, 2010 to March 31, 2010

none